EXHIBIT 10.23(j)

                  Supplemental Agreement No. 13

                               to

                   Purchase Agreement No. 1783

                             between

                       The Boeing Company

                               and

                   Continental Airlines, Inc.

            Relating to Boeing Model 757-224 Aircraft


       THIS SUPPLEMENTAL AGREEMENT, entered into as of November 16,1998 by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and CONTINENTAL AIRLINES, INC., a Delaware corporation with its principal office in Houston, Texas (Buyer);

       WHEREAS, the parties hereto entered into Purchase Agreement No. 1783 dated March 18, 1993, as amended and supplemented, relating to Boeing Model 757-224 aircraft (the Agreement); and

       WHEREAS, Buyer wishes to remove the remaining [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT]

       WHEREAS, Buyer wishes to remove the remaining [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT]

       WHEREAS, Buyer wishes to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

       WHEREAS, Boeing and Buyer have agreed to amend the Agreement to incorporate certain other changes as set forth herein;

       NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.     Table of Contents and Articles:

       1.1 Remove and replace, in its entirety, the Table of Contents with a new Table of Contents (attached hereto) to reflect amendment of the Agreement as of the date of this Supplemental
Agreement.


2.     Letter Agreements:

       2.1 Remove in its entirety, Letter Agreement 1783-10R4, Option Aircraft, to reflect the removal of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY             CONTINENTAL AIRLINES, INC.



By:  /s/ J. A. McGarvey        By:  /s/ Brian Davis


Its:    Attorney-In-Fact       Its:   Vice President

                       TABLE OF CONTENTS

ARTICLES                                           Page  Revised
                                                           By

ARTICLE 1.   Subject Matter of Sale..............  1-1   SA#12

ARTICLE 2.   Delivery, Title and Risk of Loss....  2-1   SA#12

ARTICLE 3.   Price of Aircraft...................  3-1   SA#12

ARTICLE 4.   Taxes...............................  4-1

ARTICLE 5.   Payment.............................  5-1

ARTICLE 6.   Excusable Delay.....................  6-1

ARTICLE 7.   Changes to the Detail Specification.  7-1   SA#4

ARTICLE 8.   Federal Aviation Requirements and
             Certificates .......................  8-1

ARTICLE 9.   Representatives, Inspection,
             Flights and Test Data...............  9-1

ARTICLE 10.  Assignment, Resale or Lease.........  10-1

ARTICLE 11.  Termination for Certain Events......  11-1

ARTICLE 12.  Product Assurance; Disclaimer and
             Release; Exclusion of Liabilities;
             Customer Support; Indemnification
             and Insurance.......................  12-1

ARTICLE 13.  Buyer Furnished Equipment and
             Spare Parts.........................  13-1  SA#2

ARTICLE 14.  Contractual Notices and Requests....  14-1

ARTICLE 15.  Miscellaneous.......................  15-1

Schedule for Delivery of Model 757-224 Aircraft          SA#12

EXHIBITS

EXHIBIT A    Aircraft Configuration .............  A-1   SA#8

EXHIBIT B    Product Assurance Document .........  B-1   SA#2

EXHIBIT C    Customer Support Document ..........  C-1   SA#2

EXHIBIT D    Price Adjustments Due to Economic
               Fluctuations - Airframe and Engines D-1   SA#11

EXHIBIT E    Buyer Furnished Equipment Provisions
             Document ...........................  E-1   SA#4

EXHIBIT F    Defined Terms Document ...........    F-1   SA#2


LETTER AGREEMENTS

1783-1       Spare Parts Support                         SA#2

1783-2       Seller Purchased Equipment                  SA#2

1783-4       Waiver of Aircraft Demonstration            SA#2
               Flights

1783-5       Promotional Support                         SA#2

1783-6       Configuration Matters                       SA#2

1783-7       Price Adjustment on Rolls-Royce Engines     SA#2

1783-8       Spare Parts Provisioning                    SA#2

1783-9R1     Escalation Sharing                          SA#10



6-1162-WLJ-359    Aircraft Performance Guarantees        SA#2

6-1162-WLJ-367R5  Disclosure of Confidential Info        SA#9

6-1162-WLJ-369    Additional Considerations              SA#2

6-1162-WLJ-372    Conditions Relating to
                    Purchase Agreement
TABLE OF CONTENTS (Continued)


6-1162-WLJ-380    Performance Guarantees, Demonstrated   SA#2
                    Compliance

6-1162-WLJ-384    [CONFIDENTIAL MATERIAL OMITTED AND     SA#2
                  FILED SEPARATE WITH THE SECURITIES
                  AND EXCHANGE COMMISSION PURSUANT TO
                  A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-WLJ-391R1  Special Purchase Agreement Provisions  SA#4

6-1162-WLJ-393    [CONFIDENTIAL MATERIAL OMITTED AND     SA#2
                  FILED SEPARATE WITH THE SECURITIES
                  AND EXCHANGE COMMISSION PURSUANT TO
                  A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-WLJ-405    Certain Additional Contractual         SA#2
                    Matters

6-1162-WLJ-409    Satisfaction of Conditions Relating    SA#2
                    to the Purchase Agreement

6-1162-WLJ-497    [CONFIDENTIAL MATERIAL OMITTED AND     SA#3
                  FILED SEPARATE WITH THE SECURITIES
                  AND EXCHANGE COMMISSION PURSUANT TO
                  A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-RGP-946R1  Special Provisions Relating to         SA#5
                    the Rescheduled Aircraft

6-1162-MMF-289R1  [CONFIDENTIAL MATERIAL OMITTED AND     SA#10
                  FILED SEPARATE WITH THE SECURITIES
                  AND EXCHANGE COMMISSION PURSUANT TO
                  A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-MMF-319    Special Provisions Relating to         SA#7
                    the Rescheduled Aircraft

6-1162-GOC-132    Special Matters                        SA#10

SUPPLEMENTAL AGREEMENTS            Dated as of:

Supplemental Agreement No. 1       April 29, 1993

Supplemental Agreement No. 2       November 4, 1993

Supplemental Agreement No. 3       November 19, 1993

Supplemental Agreement No. 4       March 31, 1995

Supplemental Agreement No. 5       November 30, 1995

Supplemental Agreement No. 6       June 13, 1996

Supplemental Agreement No. 7       July 23, 1996

Supplemental Agreement No. 8       October 27, 1996

Supplemental Agreement No. 9       August 13, 1997

Supplemental Agreement No.10       October 10, 1997

Supplemental Agreement No. 11      July 30, 1998

Supplemental Agreement No. 12      September 29,1998

Supplemental Agreement No. 13      November 16, 1998